Exhibit 10.19

$827,500.00                                                    Chicago, Illinois
                                                                  April 30, 2001

                                    TERM NOTE

     THIS TERM NOTE (this "Note"), made in Chicago, Illinois, as of April 30, 2001, for EIGHT HUNDRED TWENTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($827,500.00), with interest as provided herein.

     1. (a) This Note is made by LEARNCOM, INC., an Illinois corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; LEARNCOM, INC., a Nevada corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; VIDEOLEARNING SYSTEMS, INC., a Pennsylvania corporation with its principal place of business located at 850 West Lancaster, Bryn Mawr, Pennsylvania 19010; BNA COMMUNICATIONS INC., a Delaware corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; and TS ACQUISITIONS, INC. with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106 (referred to herein collectively as the, "Maker"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603 ("Lender"). Lender and any subsequent holder from time to time of this Note is sometimes hereinafter referred to as "Payee." The amount disbursed by Lender to Maker, repayment of which is evidenced by this Note, is sometimes hereinafter referred to as the "Loan."

          (b) Maker hereby promises to pay to the order of Payee the principal sum of EIGHT HUNDRED TWENTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($827,500.00), in lawful money of the United States of America, and to pay interest on the balance of principal outstanding and unpaid hereon from the date hereof until the maturity hereof (whether by lapse of time, acceleration or otherwise) at the rate per annum equal to the "Prime Rate" of Lender as announced by Lender from time to time in effect hereunder PLUS one and twenty-five one hundredths of one percent (1.25%) and, after the (i) the Term Loan Maturity Date or (ii) occurrence of an Event of Default hereunder, the rate per annum from time to time in effect under the terms hereof PLUS three percent (3%) (the "Default Interest Rate") on a floating basis, computed and payable monthly in arrears on the basis of actual days elapsed and a three hundred and sixty (360) day year.

          (c) Installments of interest shall be paid monthly in arrears commencing the last Business Day of the calendar month during which the loan evidenced hereby is made and continuing thereafter on the last Business Day of each successive calendar month. Borrower shall make a one-time principal payment on the Term Note of not less than One Hundred Thousand and No/100ths Dollars ($100,000.00) on or before July 29, 2001. Installments of principal in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00), plus interest as aforesaid on the outstanding principal amount of the Term

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Note,  shall be paid monthly in arrears  commencing  on the last Business Day of the calendar month during which the loan evidenced hereby is made and continuing thereafter on the last Business Day of each successive calendar month thereafter through and including March 31, 2002 (the "Term Maturity Date"). Borrower shall make a final payment of all accrued, unpaid interest, together with the outstanding principal balance of the indebtedness evidenced hereby, on the Maturity Date.

          (d) This Note is issued pursuant to the terms of a Loan and Security Agreement of even date herewith executed by Maker and Lender (the "Loan Agreement"), and is secured by, among other things, (i) the Loan Agreement; (ii) that certain Security Agreement of even date herewith executed by Maker and Lender (said Security Agreement, as the same may be amended, is hereinafter referred to as the "Security Agreement"); and (iii) the Other Agreements (as defined in the Loan Agreement) (collectively, such agreements, documents and instruments may be hereinafter collectively referred to as the "Loan Documents"). All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein and Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

          (e) Interest on all payments on account of the indebtedness evidenced by this Note shall first be applied to late charges and costs and fees incurred by Payee in enforcing its rights hereunder or under the Loan Documents, next to interest on the unpaid principal balance hereunder and the remainder to reduce the unpaid principal balance hereunder.

          (f)  Interest  shall be computed on the basis of a three hundred sixty
(360) day year consisting of twelve (12) thirty (30) day months.

          (g) From and after the (i) Term Loan Maturity date or (ii) occurrence of an Event of Default (as such term is hereinafter defined) hereunder, any sums remaining unpaid hereunder shall bear interest at the "Default Interest Rate." The "Default Interest Rate" shall mean three percent (3%) in excess of the interest rate per annum otherwise applicable hereunder. Default interest shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) months.

          (h) If any installment of principal or interest due hereunder shall become overdue for five (5) days after the date when due, the undersigned shall pay to the holder hereof on demand a "late charge" of five cents ($.05) for each dollar so overdue in order to defray part of the increased cost of collection occasioned by any such late payment, as liquidated damages and not as a penalty.

          (i) Payment of all amounts due under this Note shall be made at the office of Lender, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as Payee may from time to time designate in writing.

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          (j)  Notwithstanding  any  provisions  of  this  Note  or of the  Loan
Documents to the contrary, it is the intent of Maker and Payee that Payee shall never be entitled to receive, collect or apply, as interest on principal of the indebtedness, any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and if under any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then, IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity; and in the event Payee ever receives, collects or applies as interest any such excess, such amount which would be excess interest shall be deemed a permitted partial prepayment of principal without penalty or premium and treated hereunder as such; and if the principal of the indebtedness secured hereby is paid in full, any remaining excess funds shall forthwith be paid to Maker. In determining whether or not interest of any kind payable hereunder or under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest and (ii) amortize, prorate, allocate and spread throughout the remaining term hereof such payment so that the interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law. Payee shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum lawful rate.

     2. Maker may prepay the Loan, in whole but not in part, upon thirty (30) days prior written notice.

     3. (a) In the event (i) default is made in the payment of any part of the principal or interest due pursuant to this Note as the same becomes due and payable, or of any sums advanced pursuant to the terms of the Loan Agreement or any of the other Loan Documents; or (ii) default is made in the performance or observance of any covenant, agreement, term or condition contained in this Note; or (iii) there shall be a default or an Event of Default under the Loan Agreement or any of the other Loan Documents, then in the case of any of the defaults set forth above (an "Event of Default"), Payee shall have the option, without demand or notice, to declare the unpaid principal of this Note, together with all accrued interest, if any, and other sums secured by the Loan Agreement or any of the other Loan Documents, at once due and payable to the extent permitted by law, to foreclose all liens or security interests securing the payment of the Note, and to exercise any and all other rights and remedies available at law or in equity or under the Loan Agree ment or any of the other Loan Documents.

          (b) The remedies of Payee as provided herein or in the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Payee and then only to the extent specifically recited therein. A waiver or

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release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     4. If any Event of Default under this Note shall occur, Maker promises to pay all costs of collection of every kind, including, without limitation, all appraisal costs, reasonable attorneys' fees, court costs, and expenses of every kind incurred by Payee in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto.

     5. Maker represents, covenants, agrees and warrants that all proceeds of the Loan evidenced by this Note will be used for the purposes specified in 815 ILCS 205/4(1)(c), and that the indebtedness secured hereby constitutes a business loan which comes within the purview of 815 ILCS 205/4(1)(c).

     6. Except as otherwise expressly provided herein or in the other Loan Documents, each maker, surety and endorser hereon waives grace, notice, notice of intent to accelerate, notice of default, protest, demand, presentment for payment and diligence in the collection of this Note, and in the filing of suit hereon, and agrees that its liability and the liability of its heirs, beneficiaries, successors and assigns for the payment hereof shall not be affected or impaired by any release or change in the security or by any increase, modification, renewal or extension of the indebtedness or its mode and time of payment. It is specifically agreed by the undersigned that Payee shall have the right at all times to decline to make any such release or change in any security given to secure the payment hereof and to decline to make any such increase, modification, renewal or extension of the indebtedness or its mode and time of payment.

     7. Maker expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (i) injunctive relief, (ii) interpose any counterclaim therein, and (iii) have the same consolidated with any other or separate suit, action or proceeding.

          MAKER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (1) UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (2) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     8. Any and all notices given in connection with this Note shall be deemed adequately given only if in writing and (i) personally delivered; or (ii) sent by a nationally- recognized overnight courier service; or (iii) sent by certified United States mail, postage prepaid, return receipt requested, to the party or parties for whom such notices are

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


intended. A written notice shall be deemed received (i) when delivered in person; (ii) on the next business day immediately following the day sent by overnight courier; and (iii) on the third (3rd) business day following the day sent by certified mail. A written notice shall also be deemed received on (i) the date delivery shall have been refused at the address required by this Note; or (ii) with respect to notices sent by United States mail but not delivered, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Note. Any and all notices referred to in this Note or which any party desires to give to another shall be addressed as follows:

     As to Maker:                       c/o LearnCom, Inc.
                                        714 Industrial Drive
                                        Bensenville, Illinois 60106
                                        Attention: Lloyd Singer

     with a courtesy copy to:           Shefsky & Froelich Ltd.
                                        444 North Michigan Avenue
                                        Chicago, Illinois 606011
                                        Attention: James Asmussen

     As to Lender:                      American National Bank and Trust
                                        Company of Chicago
                                        120 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: David W. De Witt

     with a courtesy copy to:           Harris Kessler & Goldstein LLC
                                        640 North LaSalle Street
                                        Suite 590
                                        Chicago, Illinois 60610
                                        Attention: Drew J. Scott, Esq.

or in such other manner or to such other address, as such party shall designate in a written notice to the other party hereto.

     9. If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

     10. Maker hereby consents to Payee's grant of participations in or the sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Note or any of the other Loan Documents, or of any portion of any thereof, including, without limitation, Payee's rights, titles, interest, remedies, powers and/or duties. Payee may furnish any information concerning Maker in the possession of Payee from time to time to assignees of the rights and/or obligations of Payee hereunder and to participants

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in  any   disbursement  of  the  Loan  (including   prospective   assignees  and
participants) and may furnish information in responses to credit inquiries consistent with general banking practice. This Note and the other Loan Documents shall, unless otherwise expressly provided therein, be deemed to have been negotiated and entered into in, and shall be governed and controlled by, the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects, including, without limitation, the legality of the interest rate and other charges, but excluding perfection of security interest and liens which shall be governed and controlled by the laws of the relevant jurisdiction.

     11. At any time, and from time to time, upon request of Payee, Maker will make, execute and deliver, or will cause to be made, executed or delivered, to Payee or to Payee's designee, and when requested by Payee, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Payee may deem appropriate, any and all instruments of further assurance, certificates and other documents as may, in the sole opinion of Payee, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve the obligations of Maker under this Note, the Loan Agreement and the other Loan Documents.

     12. If Maker fails to do any of the things referred to herein, Payee may do so for and in the name of Maker and at Maker's expense. For such purposes, Maker hereby irrevocably appoints Payee as Maker's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Payee's sole opinion, to accomplish the matters referred to herein. The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the obligations of Maker to Payee remains unpaid or unperformed.

     13. (a) All payments under this Note shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment; provided that a check will be deemed sufficient payment so long as it clears when presented for payment. Each payment of principal or interest under this Note shall be paid not later than 2:00 P.M. Chicago time on the date due therefor and funds received after that hour shall be deemed to have been received by Payee on the following day. Except as otherwise provided herein, all payments (whether of principal, interest or other amounts) which are applied at any time by Payee to indebtedness evidenced by this Note may be allocated by Payee to principal, interest or other amounts as Payee may determine in Payee's sole discretion.

          (b) This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker will be disbursed in Chicago, Illinois.

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          (c)  The obligations and liabilities under this Note of Maker shall be joint and several and binding upon and enforceable against Maker and its successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender, its successors and assigns.



                            [SIGNATURE PAGE FOLLOWS]

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


     IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

                                         LEARNCOM, INC., an Illinois corporation


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO


                                         LEARNCOM, INC., a Nevada corporation


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         VIDEOLEARNING SYSTEMS, INC., a
                                           Pennsylvania corporation

                                         By: /s/ Homer H. Hewitt
                                            ------------------------------------
                                            Homer H. Hewitt, President and CEO

                                         BNA COMMUNICATIONS, INC.,
                                           a Delaware corporation

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         TS ACQUISITIONS, INC.,


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO



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